UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2008

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 10, 2008, Grubb & Ellis Realty Investors, LLC, or GERI, the managing member of Grubb & Ellis Apartment REIT Advisor, LLC, or our advisor, entered into a Real Estate Purchase and Sale Agreement, or the Agreement, with Apartments at Canyon Ridge, LLC, an unaffiliated third party, or the Seller, for the purchase of Canyon Ridge Apartments, located in Hermitage, Tennessee, or the Canyon Ridge property, for a purchase price of $36,050,000.

On August 15, 2008, GERI executed a First Amendment to Real Estate Purchase and Sale Agreement, or the Amendment, with the Seller. The material terms of the Amendment extended the Closing Date to September 15, 2008, disbursed the deposit that was held in escrow to the Seller and required an additional deposit be placed with the Seller.

On September 15, 2008, GERI executed an Assignment and Assumption of Real Estate Purchase and Sale Agreement, or the Assignment, assigning its rights, title and interest as the buyer in the Agreement, as amended, to G&E Apartment REIT Canyon Ridge, LLC, our subsidiary.

On September 15, 2008, we acquired the Canyon Ridge property for a purchase price of $36,050,000, plus closing costs. We financed the purchase price with a secured loan of $24,000,000 from Capmark Bank, or Capmark, or the Capmark loan, $7,300,000 in borrowings under a loan from Wachovia Bank, National Association, or Wachovia, or the Wachovia loan, a $5,400,000 unsecured loan from NNN Realty Advisors, Inc., or NNN Realty Advisors, a wholly owned subsidiary of our sponsor, Grubb & Ellis Company, and the remaining balance from funds raised through our initial public offering (the Capmark loan, Wachovia loan and unsecured loan are described in Item 2.03 below). An acquisition fee of $1,082,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate.

The above descriptions of the Agreement, Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Capmark Loan

On September 15, 2008, we, through G&E Apartment REIT Canyon Ridge, LLC, entered into a secured loan with Capmark. The Capmark loan is evidenced by a Multifamily Note in the principal amount of $24,000,000, or the Note, and is secured by both a Multifamily Deed of Trust, Assignment of Rents and Security Agreement, or the Deed of Trust, conveying the Canyon Ridge property and granting a security interest in its fixtures and personal property, as well as a Guaranty executed by us as the guarantor of the Capmark loan, or the Guaranty. The Capmark loan matures on October 1, 2015 and bears interest at an adjustable interest rate calculated based on the one month Federal Home Loan Mortgage Corporation Reference Bill index rate, as defined in the Note, plus a margin of 2.41%; however, in no event will the adjustable interest rate exceed 6.75% per annum. The Capmark loan provides for interest-only payments due on the first day of each calendar month, beginning on November 1, 2008. Beginning November 1, 2013, the Capmark loan provides for principal and interest payments due on the first day of each calendar month. If any monthly installment is not received by the lender within five days after the installment is due, the Capmark loan provides for a late charge equal to 5.0% of such monthly installment. In an event of default, the Capmark loan also provides for a default interest rate of 4.0% above the adjustable interest rate, or the maximum interest rate permitted by applicable law. The Capmark loan may be prepaid in whole but not in part, subject to a prepayment premium. In the event of prepayment, the amount of prepayment premium will be paid according to the prepayment premium schedule listed in the Note.

Wachovia Loan

As previously reported in the Current Report on Form 8-K we filed on November 7, 2007, we entered into a loan agreement for a revolving $10,000,000 loan with Wachovia. On September 15, 2008, in connection with the Wachovia loan and the purchase of the Canyon Ridge property, we entered into a Fourth Amendment to and Waiver of Loan Agreement with Wachovia, or the Wachovia amendment. In connection with the Wachovia amendment, we secured the Amended and Restated Promissory Note which we entered into with Wachovia on March 31, 2008 by executing a Fourth Amended and Restated Pledge Agreement (Membership and Partnership Interests), or the Wachovia pledge agreement. The Wachovia pledge agreement grants a security interest in 100% of Grubb & Ellis Apartment REIT Holdings, L.P.’s, our operating partnership, or Holdings, Class B membership interests, as defined in the Wachovia pledge agreement, in G&E Apartment REIT Canyon Ridge, LLC, which constitutes a 49% interest in G&E Apartment REIT Canyon Ridge, LLC. Additionally, the material terms of the Wachovia amendment extend the maturity date of the Wachovia loan to November 1, 2009, in the event the outstanding principal amount of the Wachovia loan is less than or equal to $6,000,000 on November 1, 2008 and upon our payment of a $100,000 extension fee to Wachovia. On September 15, 2008, we borrowed $7,300,000 under the Wachovia loan, which was applied towards the purchase price of the Canyon Ridge property, including closing costs.

Unsecured Loan

On September 15, 2008, in connection with our acquisition of the Canyon Ridge property, we, through Holdings, entered into an unsecured loan with NNN Realty Advisors, as evidenced by an Unsecured Promissory Note in the principal amount of $5,400,000, or the Unsecured Note. The Unsecured Note matures on March 15, 2009. The Unsecured Note bears interest at a fixed rate of 4.99% per annum and requires monthly interest-only payments beginning on October 1, 2008 for the term of the Unsecured Note. The Unsecured Note also provides for a default interest rate of 6.99% per annum. Since NNN Realty Advisors is a wholly owned subsidiary of our sponsor, this loan is deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of the Capmark loan, Wachovia loan and the unsecured loan are qualified in their entirety by the terms of the Note, Deed of Trust, Guaranty, Wachovia amendment, Wachovia pledge agreement and Unsecured Note, attached hereto as Exhibits 10.4 through 10.9 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 19, 2008, we issued a press release announcing the acquisition of the Canyon Ridge property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Real Estate Purchase and Sale Agreement by and between Apartments at Canyon Ridge, LLC and Grubb & Ellis Realty Investors, LLC, dated July 10, 2008

10.2 First Amendment to Real Estate Purchase and Sale Agreement by and between Apartments at Canyon Ridge, LLC and Grubb & Ellis Realty Investors, LLC, dated August 15, 2008

10.3 Assignment and Assumption of Real Estate Purchase and Sale Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Canyon Ridge, LLC, dated September 15, 2008

10.4 Multifamily Note by G&E Apartment REIT Canyon Ridge, LLC to the order of Capmark Bank, dated September 15, 2008

10.5 Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Canyon Ridge, LLC for the benefit of Capmark Bank, dated September 15, 2008

10.6 Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated September 15, 2008

10.7 Fourth Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated September 15, 2008

10.8 Fourth Amended and Restated Pledge Agreement by and between Wachovia Bank, National Association and Grubb and Ellis Apartment REIT Holdings, L.P., dated September 15, 2008

10.9 Unsecured Promissory Note by Grubb & Ellis Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc., dated September 15, 2008

99.1 Grubb & Ellis Apartment REIT, Inc. Press Release, dated September 19, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

September 19, 2008	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Real Estate Purchase and Sale Agreement by and between Apartments at Canyon Ridge, LLC and Grubb & Ellis Realty Investors, LLC, dated July 10, 2008
10.2	First Amendment to Real Estate Purchase and Sale Agreement by and between Apartments at Canyon Ridge, LLC and Grubb & Ellis Realty Investors, LLC, dated August 15, 2008
10.3	Assignment and Assumption of Real Estate Purchase and Sale Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Canyon Ridge, LLC, dated September 15, 2008
10.4	Multifamily Note by G&E Apartment REIT Canyon Ridge, LLC to the order of Capmark Bank, dated September 15, 2008
10.5	Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Canyon Ridge, LLC for the benefit of Capmark Bank, dated September 15, 2008
10.6	Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated September 15, 2008
10.7	Fourth Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated September 15, 2008
10.8	Fourth Amended and Restated Pledge Agreement by and between Wachovia Bank, National Association and Grubb and Ellis Apartment REIT Holdings, L.P., dated September 15, 2008
10.9	Unsecured Promissory Note by Grubb & Ellis Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc., dated September 15, 2008
99.1	Grubb & Ellis Apartment REIT, Inc. Press Release, dated September 19, 2008